Exhibit 99.1

[Financial Relations Board LOGO]                  NEWS

FOR FURTHER INFORMATION:      RE: Heartland Financial USA, Inc.

AT THE COMPANY:               AT FINANCIAL RELATIONS BOARD:
John K. Schmidt               Jeff Wilhoit     Rose Tucker
Chief Financial Officer       General          Analysts/
(563) 589-1994                Inquiries        Investors
jschmidt@dubuquebank.com      (312) 640-6757   (310) 407-6522

FOR IMMEDIATE RELEASE
MONDAY, NOVEMBER 24, 2003

   HEARTLAND FINANCIAL USA, INC. DECLARES 3-FOR-2 STOCK SPLIT


Dubuque, Iowa., November 24, 2003-The board of directors of Heartland Financial USA, Inc. (Nasdaq NMS: HTLF), has declared a 3-for-2 stock split effected in the form of a 50 percent stock dividend, payable on December 29, 2003, to stockholders of record as of December 15, 2003. Each stockholder of record will receive one new share of common stock for each two shares owned as of the record date. Any fractional shares resulting from the split will be paid in cash.

"The stock split underscores the confidence of Heartland's board and management team as we continue to pursue our growth objectives," said Chairman, President and Chief Executive Officer
Lynn B. Fuller. "We expect that the stock split should ultimately lead to greater liquidity of our shares."

After the stock split, Heartland will have approximately
15,127,000 shares of common stock outstanding.

About Heartland Financial USA, Inc.:

Heartland is a $2 billion financial services company with seven banks in Iowa, Illinois, Wisconsin, New Mexico and Arizona:

     Dubuque Bank and Trust Company, with eight offices in
       Dubuque, Epworth, Farley and Holy Cross, Iowa
     Galena State Bank and Trust Company, with three offices in
       Galena and Stockton, Illinois
     First Community Bank, with three offices in Keokuk, Iowa and
       Carthage, Illinois
     Riverside Community Bank, with three offices in Rockford,
       Illinois
     Wisconsin Community Bank, with six offices in Cottage Grove,
       Fitchburg, Green Bay, Middleton, Monroe and Sheboygan,
       Wisconsin
     New Mexico Bank & Trust, with twelve offices in Albuquerque,
       Clovis and Santa Fe, New Mexico
     Arizona Bank & Trust, with one office in Mesa, Arizona


Other subsidiaries include:

     ULTEA, Inc., a fleet management company with offices in Madison and Milwaukee, Wisconsin; Chicago, Illinois and Minnetonka, Minnesota
     Citizens Finance Co., a consumer finance company with offices in Madison and Appleton, Wisconsin; Dubuque, Iowa; and Rockford, Illinois
     HTLF Capital Corp., an investment banking firm with offices in Denver, Colorado and Blue Springs, Missouri

Heartland's shares are traded on The Nasdaq Stock Market under the symbol HTLF.

Additional information about Heartland is available through our website at www.htlf.com.

                              ####

This release may contain, and future oral and written statements of Heartland and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of Heartland. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of Heartland's management and on information currently available to management, are generally identifiable by the use of words such as believe, expect, anticipate, plan, intend, estimate, may, will, would, could, should or similar expressions. Additionally, all statements in this release, including forward-looking statements, speak only as of the date they are made, and Heartland undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of Heartland to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war or threats thereof, (iii) changes in state and federal laws, regulations and governmental policies concerning Heartland's general business; (iv) changes in interest rates and prepayment rates of Heartland's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving Heartland; and
(xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning Heartland and its business, including other factors that could materially affect Heartland's financial results, is included in Heartland's filings with the Securities and Exchange Commission.